EXHIBIT 32

Certification Pursuant to
18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

    In connection with the Annual Report on Form 10-Q of AHPC Holdings, Inc. (the “Company”) for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Alan E. Zeffer, as Chief Executive Officer of the Company, and Deborah J. Bills, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan E. Zeffer
Name: Alan E. Zeffer
Title: Chief Executive Officer
Date: May 23, 2005

/s/ Deborah J. Bills
Name: Deborah J. Bills
Title: Chief Financial Officer
Date: May 23, 2005